SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: March 19, 1998



                              THE MCCLATCHY COMPANY
             (Exact name of registrant as specified in its charter)




            DELAWARE                    1-9824               52-2080478
--------------------------------   ----------------   ------------------------
  (State or Other Jurisdiction        (Commission         (I.R.S. Employer
        of Incorporation)            File Number)      Identification Number)




           2100 "Q" STREET, SACRAMENTO, CA                     95816
    -------------------------------------------           --------------
      (Address of principal executive offices)              (Zip Code)



                                 (916) 321-1846
                         (Registrant's telephone number,
                              including area code)



                         (Former name or former address,
                          if changed since last report)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective March 19, 1998, McClatchy Newspapers, Inc. ("McClatchy"), a Delaware corporation, merged with and into MNI Mergerco, Inc. ("MNI Merger Sub"), a Delaware corporation and wholly owned subsidiary of The McClatchy Company (formerly named MNI Newco, Inc.) ("New McClatchy"), a Delaware corporation, and Cowles Media Company ("Cowles"), a Delaware corporation, merged with and into CMC Mergerco, Inc. ("CMC Merger Sub"), a Delaware corporation and wholly owned subsidiary of New McClatchy (collectively, the "Reorganization"), pursuant to the Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement"), dated as of November 13, 1997 and amended and restated as of February 13, 1998, by and among McClatchy, Cowles, New McClatchy, MNI Merger Sub, and CMC Merger Sub. Pursuant to the terms of the Reorganization Agreement, each outstanding share of McClatchy Class A common stock, par value $0.01 per share, and McClatchy Class B common stock, par value $0.01 per share, was converted, respectively, into shares of New McClatchy Class A common stock, par value $0.01 per share (the "New McClatchy Class A Common Stock"), and New McClatchy Class B common stock, par value $0.01 per share, and each outstanding share of Cowles common stock was converted into $90.50 in cash, shares of New McClatchy Class A Common Stock (based upon an exchange ratio of 3.01667 shares of New McClatchy Class A Common Stock for each share of Cowles common stock) or a combination of cash and New McClatchy Class A Common Stock. Based on elections of Cowles stockholders, approximately 6.4 million shares of New McClatchy Class A Common Stock were issued to Cowles stockholders and approximately $1.162 billion was paid to Cowles stockholders.

         New McClatchy, the registrant for this Current Report on Form 8-K, filed a Registration Statement on Form S-4 (Registration No. 333-46501) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") on February 18, 1998 which was declared effective by the SEC on February 19, 1998. The Registration Statement sets forth certain information regarding the Reorganization, McClatchy, Cowles, and New McClatchy, including, but not limited to, the date and manner of the Reorganization, a description of the assets involved, the nature and amount of consideration paid by McClatchy to the stockholders of Cowles, the principle followed in determining the amount of such consideration, the nature of any material relationships between the stockholders of Cowles and New McClatchy or any of its affiliates, any director or officer of New McClatchy, or any associate of any such director or officer, and the source of funds used for the consideration paid to Cowles stockholders.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The Financial Statements required by this Item 7 will be filed by an amendment to this Current Report on Form 8-K within the time period provided by
Item 7.


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         (b)      PRO FORMA FINANCIAL INFORMATION.

         The pro forma financial information required by this Item 7 will be filed by an amendment to this Current Report on Form 8-K within the time period provided by Item 7.

         (c)      EXHIBITS.

         2.1 Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement"), dated as of November 13, 1997 and amended and restated as of February 13, 1998, by and among McClatchy, Cowles, New McClatchy, MNI Merger Sub, and CMC Merger Sub. (Attached as Annex A to the Joint Proxy/Prospectus included in the Registrant's Registration Statement on Form S-4 (File No. 233-46501) and incorporated by reference here.)


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  April 3, 1998

                                        The McClatchy Company



                                        By /S/ KAROLE MORGAN-PRAGER
                                           ------------------------------------
                                           Karole Morgan-Prager
                                            General Counsel and Corporate
                                            Secretary


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                                  EXHIBIT INDEX
                                  -------------


      EXHIBIT NO.                  DESCRIPTION
      -----------                  -----------


          2.1 Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement"), dated as of November 13, 1997 and amended and restated as of February 13, 1998, by and among McClatchy, Cowles, New McClatchy, MNI Merger Sub, and CMC Merger Sub. (Attached as Annex A to the Joint Proxy/Prospectus included in the Registrant's Registration Statement on Form S-4 (File No. 233-46501) and incorporated by reference here.)


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                                                 Exhibit Index located at page 5